                                                                    Exhibit 23.1

                       Consent of Independent Accountants


         We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-3 (No. 333-74600) of the Chase Manhattan Bank USA, National Association of our report dated March 25, 2002 appearing as Exhibit 99.3 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
March 25, 2002